UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2025

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 15, 2025, Intellia Therapeutics, Inc. (the “Company”) issued a press release titled “Intellia Therapeutics Announces Positive Three-Year Data from Phase 1 Trial of Lonvoguran Ziclumeran (lonvo-z) in Patients with Hereditary Angioedema (HAE) at the European Academy of Allergy and Clinical Immunology Congress.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On June 15, 2025, the Company announced positive new clinical data from the ongoing Phase 1/2 trial of lonvoguran ziclumeran (“lonvo-z,” also known as NTLA-2002) in patients with hereditary angioedema (“HAE”). Lonvo-z is an investigational in vivo CRISPR-based gene editing therapy in development as a one-time treatment for HAE. The Phase 1/2 trial is an open-label, two-part study evaluating the safety and activity of lonvo-z in patients with HAE.

In the Phase 1 portion of the study, a one-time dose of 25 mg (N=3), 50 mg (N=4) or 75 mg (N=3) of lonvo-z was administered via intravenous infusion and plasma kallikrein protein levels were measured along with HAE attacks. At the time of the latest assessment, patients were attack-free and treatment-free for a median of nearly 2 years. With up to three 3 years of follow-up as of the February 12, 2025 data cutoff, a single dose of lonvo-z led to a mean reduction in monthly HAE attack rate of 98% over the study period, compared to pre-treatment baseline. For all 10 patients, deep, dose-dependent and durable reductions in plasma kallikrein protein continue to be observed through the latest assessment.

Across all three dose levels, lonvo-z has been well-tolerated and continues to demonstrate a favorable safety profile consistent with earlier data presented at European Academy of Allergy and Clinical Immunology Congress in 2024. The most frequent adverse events during the study period were infusion-related reactions (“IRRs”). IRRs were mostly Grade 1 and resolved with all patients receiving the full dose. With up to 3 years of follow-up, no treatment-emergent serious adverse events were observed and no treatment-related adverse events were observed during the period following 28 days after dosing.

Intellia’s global Phase 3, randomized, double-blind, placebo-controlled HAELO trial is ongoing to assess the safety, efficacy and quality of life of lonvo-z at the 50 mg dosage. The Company announced today the HAELO trial has successfully completed screening ahead of schedule, with over half of the patients being screened in the United States. The HAELO study is no longer recruiting and Intellia will provide an update on enrollment in the future. New and longer-term data from the Phase 2 portion of the ongoing Phase 1/2 study of lonvo-z is planned to be presented in the second half of 2025. The Company expects to report outcomes of the ongoing Phase 3 HAELO study in the first half of 2026. In addition, Intellia expects to submit a biologics license application in 2026 to support the Company’s plans for a U.S. launch, pending FDA approval, in 2027.

Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations concerning: the safety, efficacy, success and advancement of its clinical programs for lonvo-z,” for HAE, including the ability to successfully complete its global Phase 3 HAELO study; its expectation to present additional data regarding lonvo-z, including reporting outcomes of the Phase 3 HAELO study in the first half of 2026 and presenting new and longer-term data from the Phase 2 portion of the ongoing Phase 1/2 study of lonvo-z in the second half of 2025; and its expectation to be able to support a biologics license application for lonvo-z for the treatment of HAE by 2026 to a U.S. launch in 2027.

Any forward-looking statements in this current report on Form 8-K are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to Intellia’s ability to protect and maintain its intellectual property position; risks related to valid third party intellectual property; risks related to Intellia’s relationship with third parties, including its licensors and licensees; risks related to the ability of its licensors to protect and maintain their intellectual property position; uncertainties related to regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, including lonvo-z; uncertainties related to the authorization, initiation and conduct of studies and other development requirements for our product candidates, including uncertainties related to regulatory approvals to conduct clinical trials, including our ability to complete the Phase 3 HAELO study for HAE; the risk that any one or more of Intellia’s product candidates, including lonvo-z, will not be successfully developed and commercialized; and the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies for the same product candidate or Intellia’s other product candidates. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s other filings with the Securities and Exchange Commission. All information in this current report on Form 8-K is as of the date of the report, and Intellia undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated June 15, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: June 16, 2025	By:	/s/ John M. Leonard
Name: John M. Leonard
Title: Chief Executive Officer and President